UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 22777 Springwoods Village Parkway, Spring, Texas 77389-1425
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 8, 2025, Kathryn A. Mikells announced her intention to retire from her position as Senior Vice President and Chief Financial Officer (principal financial officer) of the Corporation effective February 1, 2026. In recent months, Ms. Mikells has undergone a series of procedures and surgeries to address a debilitating but non-life-threatening health issue. She has decided to retire from the Corporation to focus full-time on her recovery.
(c), (e) On December 8, 2025, the Corporation elected Neil A. Hansen as Senior Vice President and Chief Financial Officer (principal financial officer) of the Corporation effective February 1, 2026.
Mr. Hansen, age 51, has served as President of ExxonMobil Global Business Solutions since May 2025. He previously served as Senior Vice President, Energy Products for ExxonMobil Product Solutions Company from April 2022 to May 2025 and as Vice President, Europe, Africa & Middle East Fuels, from March 2020 to April 2022. Prior to that he held several senior finance positions across the Corporation’s Controllers, Audit, Treasurers and Investor Relations departments, including as Vice President, Investor Relations and Corporate Secretary.
Mr. Hansen, like other executive officers of the Corporation, will not have an employment contract. In connection with his election as Senior Vice President and Chief Financial Officer he will have an annual salary of $1.02 million per year. Mr. Hansen will continue to be eligible for grants under the Corporation’s bonus and long-term equity incentive programs, depending on company and individual performance, in the same manner as other employees.
See the Compensation Discussion & Analysis section of the Corporation’s most recent Proxy Statement dated April 7, 2025, for a more complete description of the Corporation’s executive compensation programs and award terms. The terms and conditions of the Corporation’s RSUs for executive officers are also included as Exhibit 99.1 to this Report.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Extended Provisions for Restricted Stock Unit Agreements – Settlement in Shares (incorporated by reference to Exhibit 10(iii)(a.3) to the Registrant’s Annual Report on Form 10-K for 2024).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: December 9, 2025	By:	/s/ LEN M. FOX
Len M. Fox
Vice President, Controller and Tax
(Principal Accounting Officer)
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